UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 1, 2016

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2016, Earthstone Energy, Inc., a Delaware corporation (the “Company”), granted awards of restricted stock units of the Company (“RSU or “RSUs”) to the five named executive officers listed below (the “NEOs”) and certain non-employee directors of the Company, pursuant to the Company’s 2014 Long-Term Incentive Plan (the “Plan”) and RSU award agreements. The form of RSU award agreement (the “Executive RSU Agreement”) for RSU awards granted to executive management of the Company from time to time under the Plan is included as Exhibit 10.1 hereto, the form of RSU award agreement (the “Employee RSU Agreement”) for RSU awards to be granted to employees of the Company from time to time under the Plan is included as Exhibit 10.2 hereto, and the form of RSU award agreement (the “Director RSU Agreement”) for RSU awards to be granted to non-employee directors of the Company from time to time under the Plan is included as Exhibit 10.3 hereto.  Each RSU represents the contingent right to receive one share of common stock, $0.001 par value per share, of the Company.

Due to low commodity prices prevailing in the oil and gas industry, no salary increases were granted to the NEOs or other staff in 2015. Further, no cash basis annual incentive payments (bonus) were authorized for the year ended December 31, 2015. In January 2016, the Company’s Chief Executive Officer recommended and implemented certain company-wide staffing and salary reductions with the further general recommendation for the Board of Directors (the “Board”) of the Company to consider equity incentives.  The cash basis reductions applied to most officers and employees, except where an officer or employee assumed significant added responsibility. The following table shows the base salaries for the NEOs in 2015 and 2016 (as previously disclosed):

Name	2015 Base Salary ($)	2016 Base Salary ($)
Frank A. Lodzinski	255,000	229,000
Robert J. Anderson	235,000	235,000
Timothy D. Merrifield	235,000	211,500
Ray Singleton	231,000	207,900
G. Bret Wonson	177,000	167,000

In granting the RSUs and determining the vesting periods for the NEOs, the Board recognized the voluntary salary reductions, the fact that no cash bonuses were paid for 2015 and further that the Company has not previously granted equity incentives since the business combination with Oak Valley Resources, LLC in 2014. Finally, the Board reviewed the compensation of the NEOs in relation to industry peers and, in general, determined that both cash compensation and total compensation for its NEOs has been and is significantly below market. The following table sets forth the RSU awards to the NEOs.

Name	Number of RSUs Vesting on January 1, 2017	Aggregate Number of RSUs Vesting on a Monthly Basis Beginning on January 31, 2017	Total
Frank A. Lodzinski	50,000	100,000	150,000
Robert J. Anderson	25,000	50,000	75,000
Timothy D. Merrifield	23,500	46,500	70,000
Ray Singleton	21,500	43,500	65,000
G. Bret Wonson*	8,334	16,666	25,000

*	The RSU award for Mr. Wonson vests as to one-third on April 1, 2017 and the remaining two-thirds vest in 24 equal monthly installments beginning on April 30, 2017.

The RSU awards for Messrs. Lodzinski, Anderson, Merrifield and Singleton vest as to one-third on January 1, 2017 and the remaining two-thirds vest in 12 equal monthly installments beginning on January 31, 2017.

The following table sets forth the RSU awards to certain non-employee directors of the Company.

Name	Number of RSUs Vesting on January 1, 2017	Aggregate Number of RSUs Vesting on a Monthly Basis Beginning on January 31, 2017	Total
Jay F. Joliat	3,000	6,000	9,000
Zachary G. Urban	3,000	6,000	9,000

The RSU awards to the non-employee directors listed above vest as to one-third on January 1, 2017 and the remaining two-thirds vest in 12 equal monthly installments beginning on January 31, 2017.

The descriptions of the form of Executive RSU Agreement, the form of Employee RSU Agreement and the form of Director RSU Agreement contained in this Item 5.02 do not purport to be complete and are qualified in their entirety by reference to the form of Executive RSU Agreement, the form of Employee RSU Agreement and the form of Director RSU Agreement filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Executive Management).

10.2	Form of Restricted Stock Unit Agreement (Employee).

10.3	Form of Restricted Stock Unit Agreement (Non-Employee Director).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: June 2, 2016	By:	/s/ G. Bret Wonson
G. Bret Wonson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Executive Management).

10.2	Form of Restricted Stock Unit Agreement (Employee).

10.3	Form of Restricted Stock Unit Agreement (Non-Employee Director).